Quarterly Holdings Report
for
Fidelity® Series International Credit Fund
September 30, 2022
SUN-NPRT3-1122
1.9882623.105
Nonconvertible Bonds - 53.3%
		Principal Amount (a)	Value ($)
Australia - 1.6%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	150,000	114,666
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	700,000	451,596
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	600,000	469,424
6.75% 12/2/44 (Reg. S) (b)		570,000	552,188
TOTAL AUSTRALIA			1,587,874
Bailiwick of Guernsey - 0.2%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	300,000	240,650
Bailiwick of Jersey - 1.4%
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	650,000	549,925
7.125% 2/14/24	GBP	750,000	824,918
TOTAL BAILIWICK OF JERSEY			1,374,843
Cayman Islands - 0.3%
Alibaba Group Holding Ltd. 2.125% 2/9/31		200,000	153,716
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	208,000	189,043
TOTAL CAYMAN ISLANDS			342,759
Czech Republic - 0.1%
CEZ A/S 2.375% 4/6/27 (Reg. S)	EUR	150,000	132,360
Denmark - 1.0%
Danske Bank A/S 2.25% 1/14/28 (Reg. S) (b)	GBP	705,000	630,696
ORSTED A/S 5.125% 9/13/34 (Reg. S)	GBP	300,000	305,668
TOTAL DENMARK			936,364
France - 5.1%
Accor SA 2.375% 11/29/28 (Reg. S)	EUR	300,000	223,975
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		225,000	176,014
2.5% 3/31/32 (Reg. S) (b)	EUR	900,000	756,318
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	800,000	650,637
Credit Agricole Assurances SA 4.75% 9/27/48 (b)	EUR	400,000	362,619
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	200,000	151,949
Iliad SA:
0.75% 2/11/24 (Reg. S)	EUR	1,700,000	1,566,120
1.5% 10/14/24 (Reg. S)	EUR	200,000	182,289
1.875% 2/11/28 (Reg. S)	EUR	200,000	155,832
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	100,000	95,058
1.75% 10/7/27 (Reg. S)	EUR	200,000	183,975
Societe Generale 4.75% 11/24/25 (c)		200,000	189,081
Valeo SA 1% 8/3/28 (Reg. S)	EUR	400,000	298,997
TOTAL FRANCE			4,992,864
Germany - 3.4%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	525,000	256,598
Bayer AG 3.75% 7/1/74 (Reg. S) (b)	EUR	500,000	459,163
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	400,000	353,042
4% 6/24/32 (Reg. S) (b)	EUR	800,000	664,747
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	500,000	334,865
RWE AG 2.75% 5/24/30 (Reg. S)	EUR	1,250,000	1,105,295
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	300,000	227,102
TOTAL GERMANY			3,400,812
Greece - 0.2%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	250,000	200,891
Hong Kong - 0.2%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	300,000	225,998
Ireland - 5.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		150,000	149,729
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	1,000,000	883,711
2.25% 4/4/28 (Reg. S) (b)	EUR	1,200,000	1,032,618
2.875% 5/30/31 (Reg. S) (b)	EUR	250,000	212,899
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	800,000	641,041
2.029% 9/30/27 (b)(c)		950,000	785,163
2.375% 10/14/29 (Reg. S) (b)	EUR	800,000	717,867
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		902,000	826,313
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		600,000	415,650
TOTAL IRELAND			5,664,991
Italy - 2.2%
Aeroporti di Roma SPA:
1.625% 2/2/29 (Reg. S)	EUR	100,000	77,979
1.75% 7/30/31 (Reg. S)	EUR	175,000	122,318
Autostrade per L'italia SpA 2.25% 1/25/32 (Reg. S)	EUR	700,000	481,986
Enel SpA 3.375% (Reg. S) (b)(d)	EUR	550,000	458,847
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	1,050,000	818,455
5.861% 6/19/32 (b)(c)		200,000	164,711
TOTAL ITALY			2,124,296
Luxembourg - 3.7%
ADLER Group SA:
1.875% 1/14/26 (Reg. S)	EUR	2,000,000	999,651
2.25% 4/27/27 (Reg. S)	EUR	200,000	97,916
Alpha Trains Finance SA 2.064% 6/30/30	EUR	802,000	749,338
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	1,050,000	780,545
1.75% 3/12/29 (Reg. S)	EUR	600,000	449,839
2.625% 10/20/28 (Reg. S)	GBP	250,000	203,141
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	500,000	362,168
TOTAL LUXEMBOURG			3,642,598
Mexico - 2.0%
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	300,000	292,912
6.5% 3/13/27		1,980,000	1,658,052
TOTAL MEXICO			1,950,964
Netherlands - 3.7%
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		964,000	856,032
5.75% 8/15/50 (Reg. S) (b)		1,300,000	1,187,654
GSK Consumer Healthcare Capital 2.125% 3/29/34 (Reg. S)	EUR	450,000	344,911
JDE Peet's BV 2.25% 9/24/31 (c)		150,000	109,835
Technip Energies NV 1.125% 5/28/28	EUR	600,000	455,241
Universal Music Group NV 3.75% 6/30/32 (Reg. S)	EUR	200,000	182,756
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	450,000	335,025
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	200,000	163,122
TOTAL NETHERLANDS			3,634,576
Portugal - 0.2%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	300,000	239,560
Spain - 0.7%
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	900,000	700,411
Sweden - 0.9%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (b)	EUR	251,000	229,511
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	500,000	363,951
Samhallsbyggnadsbolaget I Norden AB:
1% 8/12/27 (Reg. S)	EUR	250,000	166,948
1.75% 1/14/25 (Reg. S)	EUR	200,000	162,359
TOTAL SWEDEN			922,769
Switzerland - 2.9%
Credit Suisse Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	500,000	388,951
4.194% 4/1/31 (b)(c)		250,000	196,641
4.282% 1/9/28 (c)		298,000	252,969
6.5% 8/8/23 (Reg. S)		1,650,000	1,628,550
7.375% 9/7/33 (Reg. S) (b)	GBP	250,000	257,801
UBS Group AG 4.988% 8/5/33 (Reg. S) (b)		200,000	179,701
TOTAL SWITZERLAND			2,904,613
United Kingdom - 15.6%
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	139,925
Barclays PLC 2% 2/7/28 (Reg. S) (b)	EUR	500,000	482,253
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	1,250,000	1,024,784
HSBC Holdings PLC 5.402% 8/11/33 (b)		200,000	177,839
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		2,407,000	2,172,144
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	860,000	758,227
John Lewis PLC 6.125% 1/21/25	GBP	1,194,000	1,253,491
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	400,000	346,668
4.976% 8/11/33 (b)		200,000	174,760
M&G PLC:
5.625% 10/20/51 (Reg. S) (b)	GBP	750,000	671,452
6.5% 10/20/48 (Reg. S) (b)		500,000	467,520
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	400,000	359,739
4.5% 7/10/27 (Reg. S)	GBP	520,000	451,810
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	650,000	563,449
3.619% 3/29/29 (Reg. S) (b)	GBP	600,000	543,612
3.622% 8/14/30 (Reg. S) (b)	GBP	250,000	245,594
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	1,000,000	772,862
Prudential PLC 2.95% 11/3/33 (Reg. S) (b)		1,300,000	989,950
Rentokil Initial PLC 5% 6/27/32 (Reg. S)	GBP	300,000	291,900
Rolls-Royce PLC 3.375% 6/18/26	GBP	740,000	660,998
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	400,000	271,604
Travis Perkins PLC:
3.75% 2/17/26 (Reg. S)	GBP	200,000	190,930
4.5% 9/7/23 (Reg. S)	GBP	350,000	375,161
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	210,000	172,531
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (b)	GBP	400,000	396,045
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (b)	GBP	250,000	238,663
6.25% 10/3/78 (Reg. S) (b)		200,000	188,760
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	250,000	220,945
3.375% 10/16/25 (Reg. S)	GBP	800,000	793,392
TOTAL UNITED KINGDOM			15,397,008
United States of America - 2.2%
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	800,000	755,454
Duke Energy Corp. 3.85% 6/15/34	EUR	550,000	471,846
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	250,000	221,860
Southern Co. 1.875% 9/15/81 (b)	EUR	1,000,000	681,135
TOTAL UNITED STATES OF AMERICA			2,130,295
TOTAL NONCONVERTIBLE BONDS (Cost $74,129,533)			52,747,496

U.S. Government and Government Agency Obligations - 2.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 2.1%
U.S. Treasury Bonds 3.25% 5/15/42	400,000	355,000
U.S. Treasury Notes 0.75% 3/31/26 (e)	1,960,000	1,740,342

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,353,823)		2,095,342

Foreign Government and Government Agency Obligations - 8.7%
		Principal Amount (a)	Value ($)
Germany - 3.4%
German Federal Republic:
0% 8/15/31	EUR	1,050,000	857,611
0% 2/15/32 (Reg. S)	EUR	680,000	549,955
0% 5/15/35 (Reg. S)	EUR	1,350,000	1,001,238
1.25% 8/15/48	EUR	1,195,000	977,419
TOTAL GERMANY			3,386,223
United Kingdom - 5.3%
United Kingdom, Great Britain and Northern Ireland:
1% 4/22/24(Reg. S)	GBP	1,393,000	1,480,459
2.25% 9/7/23	GBP	3,407,000	3,741,311
TOTAL UNITED KINGDOM			5,221,770
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $10,655,847)			8,607,993

Preferred Securities - 25.7%
		Principal Amount (a)	Value ($)
Australia - 1.6%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (b)(d)		1,100,000	966,288
5.875% (b)(c)(d)		650,000	602,524
TOTAL AUSTRALIA			1,568,812
Canada - 1.0%
Bank of Nova Scotia:
4.65% (b)(d)		800,000	685,684
4.9% (b)(d)		350,000	312,452
TOTAL CANADA			998,136
Finland - 0.2%
Citycon Oyj 4.496% (Reg. S) (b)(d)	EUR	300,000	212,132
France - 4.1%
BNP Paribas SA 6.625% (Reg. S) (b)(d)		550,000	508,063
Danone SA 1.75% (Reg. S) (b)(d)	EUR	600,000	567,449
Electricite de France SA 5.25% (Reg. S) (b)(d)		2,300,000	2,150,500
Societe Generale 7.875% (Reg. S) (b)(d)		200,000	191,750
Veolia Environnement SA 2% (Reg. S) (b)(d)	EUR	900,000	683,585
TOTAL FRANCE			4,101,347
Germany - 1.2%
Bayer AG 2.375% 11/12/79 (Reg. S) (b)	EUR	1,400,000	1,188,556
Ireland - 0.4%
AIB Group PLC 6.25% (Reg. S) (b)(d)	EUR	450,000	398,040
Italy - 0.8%
Enel SpA 2.5% (Reg. S) (b)(d)	EUR	900,000	832,554
Luxembourg - 2.3%
Aroundtown SA 3.375% (Reg. S) (b)(d)	EUR	1,400,000	891,846
CPI Property Group SA 3.75% (Reg. S) (b)(d)	EUR	800,000	450,823
Grand City Properties SA 1.5% (Reg. S) (b)(d)	EUR	1,300,000	894,730
TOTAL LUXEMBOURG			2,237,399
Netherlands - 5.7%
AerCap Holdings NV 5.875% 10/10/79 (b)		1,050,000	937,288
AT Securities BV 5.25% (Reg. S) (b)(d)		750,000	634,320
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (b)(d)(f)	EUR	379,300	340,136
Telefonica Europe BV:
2.625% (Reg. S) (b)(d)	EUR	500,000	479,146
3.875% (Reg. S) (b)(d)	EUR	500,000	427,547
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(d)	EUR	100,000	91,674
3.748% (Reg. S) (b)(d)	EUR	300,000	247,014
3.875% (Reg. S) (b)(d)	EUR	900,000	711,537
4.625% (Reg. S) (b)(d)	EUR	1,900,000	1,743,554
TOTAL NETHERLANDS			5,612,216
Spain - 0.4%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(d)	EUR	400,000	358,117
Sweden - 1.4%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(d)	EUR	1,500,000	1,053,676
3.625% (Reg. S) (b)(d)	EUR	150,000	89,772
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(d)	EUR	650,000	275,517
TOTAL SWEDEN			1,418,965
Switzerland - 2.0%
Credit Suisse Group AG 7.5% (Reg. S) (b)(d)		1,900,000	1,745,625
UBS Group AG 7% (Reg. S) (b)(d)		200,000	190,036
TOTAL SWITZERLAND			1,935,661
United Kingdom - 4.6%
Barclays Bank PLC 7.625% 11/21/22		776,000	776,000
Barclays PLC:
5.875% (Reg. S) (b)(d)	GBP	350,000	324,358
7.125% (b)(d)	GBP	200,000	193,163
8.875% (b)(d)	GBP	200,000	202,371
British American Tobacco PLC 3% (Reg. S) (b)(d)	EUR	1,900,000	1,364,782
HSBC Holdings PLC 6.375% (b)(d)		750,000	675,713
National Express Group PLC 4.25% (Reg. S) (b)(d)	GBP	190,000	165,897
SSE PLC:
3.74% (Reg. S) (b)(d)	GBP	400,000	382,798
4% (Reg. S) (b)(d)	EUR	500,000	427,547
TOTAL UNITED KINGDOM			4,512,629
TOTAL PREFERRED SECURITIES (Cost $34,816,240)			25,374,564

Money Market Funds - 9.9%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g) (Cost $9,811,647)	9,809,686	9,811,648

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.1%
Option with an exercise rate of 6.00% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 37 Index expiring June 2027, paying 5% quarterly. (Cost $114,562)	10/19/22	EUR	5,100,000	72,291

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $131,881,652)	98,709,334
NET OTHER ASSETS (LIABILITIES) - 0.2%	150,204
NET ASSETS - 100.0%	98,859,538

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	8	Dec 2022	599,309	(16,479)	(16,479)
Eurex Euro-Bund Contracts (Germany)	18	Dec 2022	2,443,088	(92,675)	(92,675)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	5	Dec 2022	718,573	(52,843)	(52,843)
TME 10 Year Canadian Note Contracts (Canada)	36	Dec 2022	3,220,936	(30,349)	(30,349)

TOTAL BOND INDEX CONTRACTS					(192,346)

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	61	Dec 2022	12,528,828	(223,000)	(223,000)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	95	Dec 2022	10,213,242	(430,799)	(430,799)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	89	Dec 2022	11,250,156	(1,201,350)	(1,201,350)

TOTAL TREASURY CONTRACTS					(1,855,149)

TOTAL PURCHASED					(2,047,495)

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	17	Dec 2022	1,995,137	44,977	44,977
ICE Long Gilt Contracts (United Kingdom)	25	Dec 2022	2,690,886	364,397	364,397

TOTAL SOLD					409,374

TOTAL FUTURES CONTRACTS					(1,638,121)
The notional amount of futures purchased as a percentage of Net Assets is 41.5%
The notional amount of futures sold as a percentage of Net Assets is 4.7%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

GBP	3,688,000	USD	4,114,407	Goldman Sachs Bank USA	10/03/22	3,430
USD	46,674	CAD	64,000	Goldman Sachs Bank USA	10/03/22	343
USD	31,030,000	EUR	30,394,065	JPMorgan Chase Bank, N.A.	10/28/22	1,191,453
CAD	51,000	USD	37,193	Goldman Sachs Bank USA	11/18/22	(273)
EUR	224,000	USD	219,999	BNP Paribas S.A.	11/18/22	238
EUR	64,000	USD	64,194	Brown Brothers Harriman & Co	11/18/22	(1,269)
EUR	53,000	USD	51,717	Brown Brothers Harriman & Co	11/18/22	393
EUR	1,851,000	USD	1,821,162	Citibank, N. A.	11/18/22	(1,252)
EUR	99,000	USD	96,168	HSBC Bank	11/18/22	1,169
EUR	194,000	USD	187,323	JPMorgan Chase Bank, N.A.	11/18/22	3,419
GBP	79,000	USD	89,104	BNP Paribas S.A.	11/18/22	(833)
GBP	61,000	USD	70,181	Brown Brothers Harriman & Co	11/18/22	(2,022)
GBP	40,000	USD	45,679	Brown Brothers Harriman & Co	11/18/22	(984)
GBP	640,000	USD	725,936	Brown Brothers Harriman & Co	11/18/22	(10,826)
GBP	71,000	USD	77,184	Brown Brothers Harriman & Co	11/18/22	2,149
GBP	187,000	USD	202,603	HSBC Bank	11/18/22	6,344
GBP	224,000	USD	241,710	JPMorgan Chase Bank, N.A.	11/18/22	8,579
GBP	202,000	USD	223,676	State Street Bank and Trust Co	11/18/22	2,030
USD	67,904	AUD	105,000	JPMorgan Chase Bank, N.A.	11/18/22	698
USD	60,060	CAD	78,000	HSBC Bank	11/18/22	3,595
USD	53,182	CAD	73,000	JPMorgan Chase Bank, N.A.	11/18/22	336
USD	15,580,235	EUR	15,319,000	Goldman Sachs Bank USA	11/18/22	518,540
USD	53,233	EUR	53,000	Goldman Sachs Bank USA	11/18/22	1,123
USD	90,480	GBP	78,000	Brown Brothers Harriman & Co	11/18/22	3,326
USD	3,774,464	GBP	3,381,000	Goldman Sachs Bank USA	11/18/22	(3,330)
USD	20,621,062	GBP	17,604,000	JPMorgan Chase Bank, N.A.	11/18/22	951,056

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						2,677,432

Unrealized Appreciation						2,698,221
Unrealized Depreciation						(20,789)
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Dec 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	1,000,000	13,093	22,057	35,150

TOTAL CREDIT DEFAULT SWAPS							13,093	22,057	35,150

(1)Notional amount is stated in U.S. Dollars unless otherwise noted

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,649,082 or 4.7% of net assets.

(d)	Security is perpetual in nature with no stated maturity date.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $812,490.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	4,833,648	28,453,222	23,475,222	58,087	-	-	9,811,648	0.0%
Total	4,833,648	28,453,222	23,475,222	58,087	-	-	9,811,648

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and/or potential credit events.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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